Exhibit 99.1

Coil Tubing Technology Reports the Resignation of Herbert C. Pohlmann As a Director of the Company and The Effectiveness of Its Registration Statement

SPRING, TX (February 4, 2013) - Coil Tubing Technology, Inc. (OTC: CTBG.PK)(the “Company” or “CTT”), a leading manufacturer in providing new technology to the coiled tubing industry, specializing in the design of proprietary downhole tools used in conjunction with coiled tubing for the oil and gas services industry, today announced that Herbert C. Pohlmann has stepped down as a Director of the Company in order to reduce his work load and focus on his health, but will continue to serve as a member of the Company’s Advisory Board moving forward.

“We sincerely appreciate Bert’s contributions to the Company and his service as a Director over the past year,” stated Jerry Swinford, the Chairman of the Company. “Bert brought a wealth of experience and knowledge to the Board.  While Bert has resigned as a member of the Board of Directors, he has agreed to continue to consult with and advise the Company as a member of the Company’s newly formed Advisory Board,” continued Mr. Swinford.

Additionally, effective at 11 A.M., Eastern Standard Time on January 28, 2013, the Company’s Registration Statement on Form S-1 (File Number: 333-184443) was declared effective by the Securities and Exchange Commission.

About Coil Tubing Technology, Inc.

Coil Tubing Technology, Inc. (CTT) began operation in February 1999. CTT supplies a full line of proprietary tools, manufactured in accordance with and to oil industry specifications. The core business of the Company is the development and marketing of specialty tools and related innovative technical solutions used with coiled tubing in the bottomhole assembly for the exploration and production of hydrocarbons. The tools are provided to oil companies, coiled tubing operators and well service companies for use in thru tubing fishing, thru tubing well stimulation workover, and CT lateral drillout operations.

For more information visit the Coil Tubing Technology, Inc. website at www.coiltubingtechnology.com.

Forward-Looking Statements

This press release contains forward-looking statements, including information about management’s view of the Company’s future expectations, plans and prospects. In particular, when used in the preceding discussion, the words "believes," "expects," "intends," "plans," "anticipates," or "may," and similar conditional expressions are intended to identify forward-looking statements. Any statements made in this news release other than those of historical fact, about an action, event or development, are forward-looking statements.  Any statements made in this news release other than those of historical fact, about an action, event or development, are forward-looking statements.  Such statements are based upon assumptions that in the future may prove not to have been accurate and are subject to significant risks and uncertainties. Although the Company believes that the expectations reflected in the forward-looking statements are reasonable, it can give no assurance that its forward-looking statements will prove to be correct.  Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the Company.  Factors that could cause results to differ include, but are not limited to, successful performance of internal plans, product or services development and acceptance, the impact of competitive services and pricing, or general economic risks and uncertainties.  Investors are cautioned that any forward-looking statements are not guarantees of future performance and actual results or developments may differ materially from those projected.  The forward-looking statements in this press release are made as of the date hereof.  The Company takes no obligation to update or correct (i) its own forward-looking statements, except as required by law, or (ii) those prepared by third parties that are not paid for by the Company.

Contact

Jason Swinford, CEO (281) 651-0200